Exhibit (j) under N-1A
                                                      Exhibit 8 under 601/Reg SK





                                DELOITTE & TOUCHE

                  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption "Financial Highlights" and to the use of our report dated December 17, 1999, in Post-Effective Amendment No. 14 of the Registration Statement on Form N-1A No. 33-66528 and the related Prospectus of Old Westbury Funds, Inc. dated February 29, 2000.



By: /s/ DELOITTE & TOUCHE
    Deloitte & Touche
    Certified Public Accountants

Boston, Massachusetts
February 28, 2000